MERRILL LYNCH
                                                               WORLD INCOME
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               December 31, 1998

                      MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Treasurer
Robert Harris, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

DEAR SHAREHOLDER

Fiscal Year in Review

The primary investment objective of Merrill Lynch World Income Fund, Inc. is to provide shareholders with high current income. Therefore, we look to the US high-yield and worldwide emerging markets as the source of most of our investments. The fixed-income securities in these markets are generally rated below investment grade by the major bond rating agencies. Lower-quality bonds performed well in the first and fourth quarters of the fiscal year ended December 31, 1998, but performed extremely poorly in the middle two quarters of the year.

The portfolio's US high-yield position was relatively stable at 42% of net assets going into the third quarter of 1998, and we increased this allocation modestly as weakness in that market created better value. The performance of the Fund's US higher-yield investments was somewhat better than the +0.58% total return of the unmanaged Credit Suisse First Boston (CSFB) High Yield Index for the year ended December 31, 1998, since the credit quality of securities held by the Fund was significantly higher than that of the Index. Thus, our high-yield investments made a positive contribution to the Fund's total return for the fiscal year.

On the other hand, emerging markets investments had a decidedly negative impact on the Fund's performance. We increased the Fund's investment in the emerging markets sector from 30% of net assets to 50% during the first quarter of 1998. We were encouraged by the quick response of the major industrialized countries and the International Monetary Fund (IMF) in addressing the financial crisis and the constructive response by investors led us to a more aggressive investment strategy. We maintained our positive outlook on emerging markets during the resurgence of the Russian financial crisis. It was our belief that, as in the case of Asia, international financial institutions would come to Russia's assistance and bridge the country's finances until investor confidence returned. This view was indeed confirmed on July 13, 1998 by the $22.6 billion IMF and multilateral assistance package to Russia. However, the continued speculation against the ruble and the loss of reserves continued, leading to the Russian devaluation and local debt default when additional Group of Seven Industrialized Nations' (G-7) financial assistance unexpectedly failed to materialize. The Fund was severely impacted by the default, since approximately 13% of the Fund's net assets was invested in Russian securities on June 30, 1998. These issues declined to less than 10% of cost in the aftermath of the default.

In the wake of the Russian debt crisis, prices of emerging market issues plunged during the summer of 1998. We reacted to the disorder by reducing the Fund's allocation to that sector. At September 30, 1998, 27.4% of net assets were in emerging market debt. However, this strategy sharply limited the Fund's ability to benefit from the rally in emerging markets debt that occurred during the final quarter of the year.

Investment Outlook & Portfolio Strategy

The quarter ended December 31, 1998 was characterized by a general easing of world financial tensions. The Russian devaluation and default on its local currency-denominated debt on August 17, 1998 were the detonators that triggered worldwide financial deleveraging and wealth destruction in fixed-income and equity markets already weakened by the Asian crisis and the drag of Japan's economic recession. In this environment, lower-quality financial instruments were particularly hard hit. US high-yield and emerging markets fixed-income yields soared as prices plunged, sovereign yield curves inverted, local market interest rates were raised to defend national currencies threatened by foreign reserve losses, liquidity dried up, and investors braced themselves for the possibility of further negative credit developments elsewhere, particularly in Brazil.

Only after the much-publicized rescue of a highly leveraged US hedge fund and the monetary policy easings by the US Federal Reserve Board did markets find the support to initiate a recovery. The surprising strength of the upswing was reinforced by several other factors. First, there was a strong rally in world equities, exemplified by the 24.3% rise in the unmanaged Standard & Poor's 500 (S&P 500) Index between October 8, 1998 and November 27, 1998. In addition, G-7 efforts to shore up Brazil's finances and the announcement of an international ad-hoc lending facility that would pool IMF and industrialized countries' official funds to isolate potentially vulnerable emerging economies from financial contagion aided the recovery. Finally, the enlarged Japanese fiscal 1999 stimulus package was viewed as providing a floor to that country's economic problems and indirect support to the emerging economies in Asia.

While many markets had recovered considerably by year-end, both US high-yield and US dollar obligations of emerging market issuers were historically inexpensive. At year-end, the CSFB High Yield Index provided a yield of over 11% and a yield spread relative to US Treasury securities of approximately 6.50%. The J.P. Morgan Emerging Markets Bond Index (EMBI+) valuation was even more extreme, with yield spreads relative to US Treasury issues somewhat over 11%. We believe that both US high-yield and emerging markets are attractive because we anticipate a further normalization of conditions in the first half of 1999. In addition to attractive yields, this environment offers the prospect of capital appreciation.

At December quarter-end, 50% of the Fund's net assets were in US high-yield and convertible securities. Another 30% of net assets was invested in a broad cross section of emerging market government securities with the composition closely approximating the EMBI+. The three largest components of the EMBI+ are Brazil, 21.9%; Argentina, 28.5%; and Mexico, 20.6%. In the past few years, a number of western European companies have issued high-yield debt. At year-end 1998, this debt totaled $32.3 billion with over 70% issued by media and communications companies. Examples include Fund holdings of TeleWest Communications PLC and NTL Inc., large British cable and telephony providers. Other issuers of dollar-denominated debt that are Fund holdings include Canadian forest products company, Doman Industries Ltd.; Indonesian paper producer, P.T. Indah Kiat International Finance; and Colombian energy company, Oleoducts Centrale S.A. We have allocated 15% of assets to corporate issues around the world with the balance in cash equivalents.

In Conclusion

We thank you for your continued investment in Merrill Lynch World Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager

February 18, 1999


                                     2 & 3

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

IMPORTANT TAX INFORMATION

Of the monthly cash distributions paid by Merrill Lynch World Income Fund, Inc. during its taxable year ended December 31, 1998, 4.63% are characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 2.79% of the monthly cash distributions paid during the taxable year ended December 31, 1998, qualifies for the dividends-received deduction for corporations. Finally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                               Ten Years/       Standardized
                                               12 Month         3 Month      Since Inception    30-Day Yield
                                             Total Return    Total Return     Total Return     As of 12/31/98
=============================================================================================================
ML World Income Fund, Inc. Class A Shares       -23.43%          +3.01%          +75.32%            9.30%
-------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares       -24.15           +2.80           +16.43             8.91
-------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares       -24.11           +2.79           - 0.51             8.84
-------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class D Shares       -23.75           +2.78           + 1.83             9.07
=============================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are: Class A Shares, for the ten years ended12/31/98; Class B Shares, from 11/18/91 to 12/31/98; and Class C & Class D Shares, from 10/21/94 to 12/31/98.


                                     4 & 5

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the ML US Treasury/Agency 1-10 Years Index and the Composite Index. Beginning and ending values are:

                                            12/88                    12/98
================================================================================
ML World Income Fund, Inc.+--
  Class A Shares*                          $ 9,600                  $16,832
--------------------------------------------------------------------------------
ML US Treasury/Agency
  1-10 Years Index++                       $10,000                  $22,318
--------------------------------------------------------------------------------
Composite Index+++                         $10,000                  $26,682
================================================================================

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the ML US Tresury/Agency 1-10 Years Index and the Composite Index. Beginning and ending values are:

                                           11/18/91**                   12/98
================================================================================
ML World Income Fund, Inc.+--
  Class B Shares*                          $10,000                  $11,643
--------------------------------------------------------------------------------
ML US Treasury/Agency 1-10
  Years Index++                            $10,000                  $16,305
--------------------------------------------------------------------------------
Composite Index+++                         $10,000                  $19,663
================================================================================

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the ML US Treasury/Agency 1-10 Years Index and the Composite Index. Beginning and ending values are:

                                          10/21/94**                 12/98
================================================================================
ML World Income Fund, Inc.+--
  Class C Shares*                          $10,000                  $9,949
--------------------------------------------------------------------------------
ML World Income Fund, Inc.+--
  Class D Shares*                          $ 9,600                  $9,775
--------------------------------------------------------------------------------
ML US Treasury/Agency
  1-10 Years Index++                       $10,000                  $13,932
--------------------------------------------------------------------------------
Composite Index+++                         $10,000                  $15,294
================================================================================

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.
+++ This unmanaged Index, which is a blend of the ML High Yield US Corporates Index and the JP Morgan Global Government Index (Ex-Japan), is comprised of mutual funds whose objectives include high current income and total return. The starting date for the Index in the Class B Shares graph is 11/30/91 and in the Class C & Class D Shares graph is 10/31/94.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                       % Return Without            % Return With
                                         Sales Charge             Sales Charge**
================================================================================
Class A Shares+*
================================================================================
Year Ended 12/31/98                         -23.43%                  -26.49%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                   - 0.01                   - 0.83
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                    + 5.78                   + 5.34
--------------------------------------------------------------------------------
+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                           % Return                  % Return
                                         Without CDSC              With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                         -24.15%                  -26.87%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                   - 0.81                   - 0.81
--------------------------------------------------------------------------------
Inception (11/18/91) through 12/31/98       + 2.16                   + 2.16
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return                  % Return
                                         Without CDSC              With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                         -24.11%                  -24.79%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98       - 0.12                   - 0.12
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                       % Return Without            % Return With
                                         Sales Charge             Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                         -23.75%                  -26.80%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98       + 0.43                   - 0.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                     6 & 7

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                            Percent
                                                                                                                   Value     of Net
LATIN AMERICA  Industries                Face Amount           Fixed-Income Investments              Cost        (Note 1a)   Assets
===================================================================================================================================
Argentina      Foreign Government    US$  14,550,000  Republic of Argentina, Floating Rate 'L'
               Obligations                              Brady Bonds, 5.75% due 3/31/2023+        $ 10,598,750  $ 10,476,000     2.8%
                                          26,250,000  Republic of Argentina, Global Bonds,
                                                        9.75% due 9/19/2027                        23,266,563    23,296,875     6.2
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Argentina                                  33,865,313    33,772,875     9.0
===================================================================================================================================
Brazil         Foreign Government         22,021,494  Republic of Brazil, Floating Rate 'C'
               Obligations                              Brady Bonds, 6.79% due 4/15/2014+          13,676,046    13,102,789     3.5
                                          18,000,000  Republic of Brazil, Global Bonds,
                                                        10.125% due 5/15/2027                      14,680,000    11,970,000     3.2
                                                                                                 ------------  ------------   -----
                                                                                                   28,356,046    25,072,789     6.7
               --------------------------------------------------------------------------------------------------------------------
               Industrial --  Other        1,000,000  MRS Logistica S.A., 10.625% due 8/15/2005       977,500       566,290     0.2
               --------------------------------------------------------------------------------------------------------------------
               Utilities --  Electric        100,000  Espirito Santo Centrais S.A., 10% due
                                                        7/15/2007 (f)                                  96,000        61,250     0.0
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Brazil     29,429,546    25,700,329     6.9
===================================================================================================================================
Bulgaria       Foreign Government          2,300,000  Republic of Bulgaria, Discount 'A' Brady
               Obligations                              Bonds, 6.687% due 7/28/2024+                1,595,773     1,610,000     0.4
                                           2,300,000  Republic of Bulgaria, Floating Rate,
                                                        2.50% due 7/28/2012+                        1,326,444     1,311,000     0.4
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Bulgaria    2,922,217     2,921,000     0.8
===================================================================================================================================
Colombia       Energy                      4,531,250  Oleoducts Centrale S.A., 9.35% due
                                                        9/01/2005 (f)                               4,531,250     3,913,867     1.0
               --------------------------------------------------------------------------------------------------------------------
               Utilities                   5,887,200  Transgas de Occidente S.A., 9.79%
                                                        due 11/01/2010 (f)                          6,022,115     4,844,765     1.3
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Colombia   10,553,365     8,758,632     2.3
===================================================================================================================================
Ecuador        Foreign Government          2,000,000  Republic of Ecuador, Brady Bonds, Par,
               Obligations                              3.50% due 2/28/2025+                        1,102,386       850,000     0.2
                                           5,658,300  Republic of Ecuador, PDI Brady Bonds,
                                                        6.625% due 2/27/2015+                       2,787,942     2,277,466     0.6
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Ecuador     3,890,328     3,127,466     0.8
===================================================================================================================================
Mexico         Foreign Government          4,000,000  United Mexican States, Global Bonds,
               Obligations                              11.50% due 5/15/2026                        3,400,000     4,240,000     1.1
                                          13,578,000  United Mexican States, Par Bonds 'A',
                                                        6.25% due 12/31/2019                       10,526,967    10,522,950     2.8
                                           9,120,000  United Mexican States, Par Bonds 'B',
                                                        6.25% due 12/31/2019                        7,051,998     7,068,000     1.9
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Mexico     20,978,965    21,830,950     5.8
===================================================================================================================================
Panama         Foreign Government          3,000,000  Republic of Panama, Front-Loaded Interest
               Obligations                              Reduction Bonds, 4% due 7/17/2014+          2,262,897     2,235,000     0.6
                                             600,000  Republic of Panama, Global Bonds, 8.875%
                                                        due 9/30/2027                                 546,000       561,000     0.2
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Panama      2,808,897     2,796,000     0.8
===================================================================================================================================
Peru           Foreign Government          3,820,000  Republic of Peru, Front-Loaded Interest
               Obligations                              Reduction Bonds, 3.25% due 3/07/2017+       2,378,260     2,153,525     0.6
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Peru        2,378,260     2,153,525     0.6
===================================================================================================================================
Venezuela      Foreign Government         10,750,000  Republic of Venezuela, Global Bonds, 9.25%
               Obligations                              due 9/15/2027                               9,605,125     6,557,500     1.8
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                      Venezuela                                     9,605,125     6,557,500     1.8
===================================================================================================================================
                                                      Total Investments in Latin American
                                                      Securities                                  116,432,016   107,618,277    28.8
===================================================================================================================================
NORTH
AMERICA
===================================================================================================================================
Canada         Paper                      10,000,000  Doman Industries Ltd., 8.75% due
                                                        3/15/2004                                   9,300,000     7,900,000     2.1
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Canada      9,300,000     7,900,000     2.1
===================================================================================================================================
United States  Airlines                   10,000,000  USAirways Group Inc., 10.375% due
                                                        3/01/2013                                  10,000,000    11,576,900     3.1
               --------------------------------------------------------------------------------------------------------------------
               Broadcasting -- Radio       1,000,000  LIN Television Corp., 8.375% due 3/01/2008    1,001,250       990,000     0.3
               & Television
               --------------------------------------------------------------------------------------------------------------------
               Cable                       5,000,000  Century Communications Corp., 9.50% due
               Television                               3/01/2005                                   4,897,500     5,650,000     1.5
                                          10,000,000  Lenfest Communications, Inc., 10.50% due
                                                        6/15/2006                                   9,922,100    11,700,000     3.1
                                                                                                 ------------  ------------   -----
                                                                                                   14,819,600    17,350,000     4.6
               --------------------------------------------------------------------------------------------------------------------
               Chemicals                   5,340,000  ISP Holdings Inc., 9.75% due 2/15/2002        5,340,000     5,566,950     1.5
               --------------------------------------------------------------------------------------------------------------------
               Computer Services --        5,000,000  Hadco Corporation, 9.50% due 6/15/2008 (f)    4,983,000     4,950,000     1.3
               Electronics
               --------------------------------------------------------------------------------------------------------------------
               Energy                     10,000,000  Chesapeake Energy Corporation, 8.50% due
                                                        3/15/2012 (f)                               9,941,400     6,500,000     1.7
                                           5,000,000  Ocean Energy Inc., 8.375% due 7/01/2008       4,793,750     4,650,000     1.2
                                          10,670,000  TransAmerican Energy Corp., Series B,
                                                        13.22%* due 6/15/2002                       9,994,620     2,987,600     0.8
                                                                                                 ------------  ------------   -----
                                                                                                   24,729,770    14,137,600     3.7
               --------------------------------------------------------------------------------------------------------------------
               Financial Services         10,000,000  PennCorp Financial Group Inc., 9.25% due
                                                        12/15/2003                                 10,000,000     5,900,000     1.6
                                           5,000,000  SB Treasury Company LLC, 9.40% due
                                                        12/29/2049                                  4,800,000     4,750,000     1.2
                                                                                                 ------------  ------------   -----
                                                                                                   14,800,000    10,650,000     2.8
               --------------------------------------------------------------------------------------------------------------------
               Gaming                     10,000,000  Greate Bay Properties, Inc., 10.875% due
                                                        1/15/2004                                   9,996,250     6,200,000     1.7
                                           5,000,000  Harrahs Operating Inc., 7.875% due
                                                        12/15/2005                                  5,018,750     5,000,000     1.3
                                                      Jazz Casino Company, LLC:
                                           3,232,500    5.867% due 11/15/2009                       1,545,861     1,503,113     0.4
                                             315,000    Contingent Notes, due 11/15/2009 (i)                0             0     0.0
                                           7,500,000  Trump Atlantic City Associates, 11.25%
                                                        due 5/01/2006                               7,421,875     6,600,000     1.8
                                                                                                 ------------  ------------   -----
                                                                                                   23,982,736    19,303,113     5.2
               --------------------------------------------------------------------------------------------------------------------
               Health Care                 5,000,000  Columbia/HCA Healthcare Corp., 7.25% due
                                                        5/20/2008                                   4,696,650     4,803,000     1.3
                                           5,000,000  Fresensius Medical Care AG, 9% due
                                                        12/01/2006                                  5,237,500     5,231,250     1.4
                                           5,000,000  Tenet Healthcare Corporation, 8.125% due
                                                        12/01/2008 (f)                              4,980,600     5,125,000     1.4
                                                                                                 ------------  ------------   -----
                                                                                                   14,914,750    15,159,250     4.1
               --------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                                            Percent
NORTH AMERICA                                                                                                      Value     of Net
(continued)    Industries                Face Amount           Fixed-Income Investments              Cost        (Note 1a)   Assets
===================================================================================================================================
United States  Hotels                US$   5,000,000  HMH Properties Inc., 7.875% due 8/01/2008   $ 4,967,600   $ 4,825,000     1.3%
(concluded)    --------------------------------------------------------------------------------------------------------------------
               Industrial                  2,000,000  Chancellor Media Corp., 8% due 11/01/2008     2,020,000     2,045,000     0.6
                                           5,000,000  PSINet Inc., Series B, 10% due 2/15/2005      4,862,500     4,900,000     1.3
                                           5,000,000  Protection One Alarm Monetary, 8.125%
                                                        due 1/15/2009                               5,000,000     5,000,000     1.3
                                                                                                 ------------  ------------   -----
                                                                                                   11,882,500    11,945,000     3.2
               --------------------------------------------------------------------------------------------------------------------
               Paper                       5,000,000  Container Corp. of America, 9.75% due
                                                        4/01/2003                                   5,100,000     5,100,000     1.4
               --------------------------------------------------------------------------------------------------------------------
               Printing & Publishing       5,000,000  PRIMEDIA Inc., 7.625% due 4/01/2008           4,971,250     4,900,000     1.3
               --------------------------------------------------------------------------------------------------------------------
               Semiconductors              5,000,000  Advanced Micro Devices, Inc., 11% due
                                                        8/01/2003                                   5,512,500     5,300,000     1.4
               --------------------------------------------------------------------------------------------------------------------
               Supermarkets                5,000,000  Pueblo Xtra International Inc., 9.50% due
                                                        8/01/2003                                   5,098,125     4,800,000     1.3
               --------------------------------------------------------------------------------------------------------------------
               Telephone                   5,000,000  Hermes Euro Rail, 10.375% due 1/15/2009       5,000,000     5,050,000     1.4
                                           5,000,000  Intermedia Communications Inc., 8.60% due
                                                        6/01/2008                                   4,792,500     4,750,000     1.3
                                           5,000,000  Metronet Communications, Inc., 10.625%
                                                        due 11/01/2008                              5,268,750     5,300,000     1.4
                                                                                                 ------------  ------------   -----
                                                                                                   15,061,250    15,100,000     4.1
               --------------------------------------------------------------------------------------------------------------------
               Utilities                   2,000,000  AES Corp., 8.375% due 8/15/2007               2,022,500     2,015,000     0.5
                                          10,000,000  Tucson Electric & Power Co., 10.732% due
                                                        1/01/2013 (h)                               9,607,625    11,990,200     3.2
                                                                                                 ------------  ------------   -----
                                                                                                   11,630,125    14,005,200     3.7
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the
                                                      United States                               178,794,456   165,659,013    44.3
===================================================================================================================================

                                                                   Convertible Bonds
===================================================================================================================================
United States  Aerospace & Defense         1,000,000  Kellstrom Industries, Inc., 5.50% due
                                                        6/15/2003                                   1,000,000     1,021,250     0.3
               --------------------------------------------------------------------------------------------------------------------
               Assisted Living                        Assisted Living Concepts, Inc.:
                                             700,000    6% due 11/01/2002                             700,000       574,000     0.2
                                           1,300,000    5.625% due 5/01/2003 (f)                    1,300,000       934,375     0.2
                                                                                                 ------------  ------------   -----
                                                                                                    2,000,000     1,508,375     0.4
               --------------------------------------------------------------------------------------------------------------------
               Banking                       750,000  BankAtlantic Bancorp, Inc., 5.625% due
                                                        12/01/2007                                    750,000       573,750     0.1
               --------------------------------------------------------------------------------------------------------------------
               Biomedical Products           900,000  Genzyme General Division, 5.25% due
                                                        6/01/2005 (f)                                 850,000     1,271,250     0.3
               --------------------------------------------------------------------------------------------------------------------
               Boat Construction           1,000,000  Halter Marine Group, Inc., 4.50% due
                                                        9/15/2004                                     895,710       560,000     0.1
               --------------------------------------------------------------------------------------------------------------------
               Conglomerates                 600,000  Polyphase Corp., 12% due 7/01/1999 (h)***       600,000       165,000     0.1
                                             400,000  Thermo Electron Corp., 4.25% due
                                                        1/01/2003 (f)                                 400,000       354,500     0.1
                                           1,000,000  Thermo Fibertek Inc., 4.50% due
                                                        7/15/2004 (f)                                 887,500       841,250     0.2
                                                                                                 ------------  ------------   -----
                                                                                                    1,887,500     1,360,750     0.4
               --------------------------------------------------------------------------------------------------------------------
               Energy                      1,000,000  Pennzoil Co., 4.95% due 8/15/2008
                                                        (Convertible in Chevron Corp.)              1,013,750       977,500     0.3
               --------------------------------------------------------------------------------------------------------------------
               Environmental                 725,000  Thermo Ecotek Corp., 4.875% due 4/15/2004       724,094       614,438     0.2
                                           1,063,000  Thermo TerraTech, Inc., 4.625% due
                                                        5/01/2003 (f)                               1,114,735       899,564     0.2
                                           1,500,000  US Filter Corp., 4.50% due 12/15/2001         1,580,250     1,402,500     0.4
                                                                                                 ------------  ------------   -----
                                                                                                    3,419,079     2,916,502     0.8
               --------------------------------------------------------------------------------------------------------------------
               Health Care                   500,000  HealthSouth Corp., 3.25% due 4/01/2003          499,375       422,500     0.1
                                           1,500,000  Integrated Health Services Inc., 5.75%
                                                        due 1/01/2001                               1,493,750     1,303,125     0.4
                                                                                                 ------------  ------------   -----
                                                                                                    1,993,125     1,725,625     0.5
               --------------------------------------------------------------------------------------------------------------------
               Manufacturing               1,000,000  Mark IV Industries, Inc., 4.75% due
                                                        11/01/2004 (f)                                923,750       796,250     0.2
                                           2,000,000  Mascotech, Inc., 4.50% due 12/15/2003         1,842,500     1,585,000     0.4
                                                                                                 ------------  ------------   -----
                                                                                                    2,766,250     2,381,250     0.6
               --------------------------------------------------------------------------------------------------------------------
               Medical Laser Systems       2,000,000  Thermolase Corp., 4.375% due 8/05/2004 (f)    1,960,625     1,630,000     0.4
               --------------------------------------------------------------------------------------------------------------------
               Oil Drilling                1,000,000  Loews Corp., 3.75% due 2/15/2007
                                                        (Convertible in Diamond Offshore
                                                        Drilling, Inc.)                               934,312       926,250     0.2
                                           1,000,000  Parker Drilling Company, 5.50% due
                                                        8/01/2004                                   1,010,000       631,250     0.2
                                                                                                 ------------  ------------   -----
                                                                                                    1,944,312     1,557,500     0.4
               --------------------------------------------------------------------------------------------------------------------
               Optical Equipment           1,430,000  Thermo Optik Corp., 5% due 10/15/2000 (f)     1,433,950     1,363,863     0.4
               --------------------------------------------------------------------------------------------------------------------
               Semiconductors              2,000,000  Integrated Device Technology, Inc., 5.50%
                                                        due 6/01/2002                               1,642,500     1,400,000     0.4
               --------------------------------------------------------------------------------------------------------------------
               Technology                  1,250,000  Broadband Technologies, Inc., 5% due
                                                        5/15/2001 (f)                               1,246,250       456,250     0.1
                                                      Data General Corporation:
                                             750,000    6% due 5/15/2004 (f)                          750,000       704,062     0.2
                                             250,000    6% due 5/15/2004                              246,875       237,500     0.1
                                                                                                 ------------  ------------   -----
                                                                                                    2,243,125     1,397,812     0.4
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in the United
                                                      States                                       25,799,926    21,645,427     5.8
===================================================================================================================================

                                                       Convertible Preferred Stocks, Preferred
                                         Shares Held       Stocks, Common Stocks & Warrants
===================================================================================================================================
United States  Airlines                        2,500  Continental Air Finance Trust, Pfd. (a)***      193,817       172,746     0.0
               --------------------------------------------------------------------------------------------------------------------
               Broadcasting/Cable            137,257  On Command Corporation                        4,061,096     1,243,892     0.3
                                              43,675  On Command Corporation (Warrants) (b)           349,400       152,862     0.1
                                                                                                 ------------  ------------   -----
                                                                                                    4,410,496     1,396,754     0.4
               --------------------------------------------------------------------------------------------------------------------
               Conglomerates                 105,000  Polyphase Corp.***                              158,550        39,375     0.0
                                              52,500  Polyphase Corp. (Warrants) (b)***                13,125           525     0.0
                                              52,500  Polyphase Corp. (Warrants) (b)***                26,250         2,625     0.0
                                                                                                 ------------  ------------   -----
                                                                                                      197,925        42,525     0.0
               --------------------------------------------------------------------------------------------------------------------
               Containers                     10,000  Owens Illinois, Inc., Conv. Pfd.                500,000       425,000     0.1
               --------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                                            Percent
NORTH AMERICA                                           Convertible Preferred Stocks, Preferred                    Value     of Net
(concluded)    Industries                Shares Held         Stocks, Common Stocks & Warrants        Cost        (Note 1a)   Assets
===================================================================================================================================
United States  Energy                                 TCR Holdings Corp., Conv. Pfd.:
(concluded)                                   25,172    (Class B)                                   $   1,510     $   1,510     0.0%
                                              13,845    (Class C)                                         775           775     0.0
                                              36,500    (Class D)                                       1,934         1,934     0.0
                                              75,516    (Class E)                                       4,758         4,758     0.0
                                               7,000  Unocal Capital Trust, Conv. Pfd.                378,000       340,375     0.1
                                                                                                 ------------  ------------   -----
                                                                                                      386,977       349,352     0.1
               --------------------------------------------------------------------------------------------------------------------
               Gaming                         75,000  Goldriver Hotel & Casino Finance Corp.,
                                                        Liquidating Trust (g)(h)                       75,000             0     0.0
                                              91,338  JCC Holding Co. (Class A)                       365,352       308,266     0.1
                                                                                                 ------------  ------------   -----
                                                                                                      440,352       308,266     0.1
               --------------------------------------------------------------------------------------------------------------------
               Manufactured Housing           10,000  Fleetwood Enterprises, Inc., Conv. Pfd. (f)     540,000       466,250     0.1
               --------------------------------------------------------------------------------------------------------------------
               Power Generation               10,000  Calenergy Capital Trust II, Conv. Pfd. (f)      500,000       500,000     0.2
                                              10,000  Calenergy Capital Trust III, Conv. Pfd.         500,000       482,500     0.1
                                                                                                 ------------  ------------   -----
                                                                                                    1,000,000       982,500     0.3
               --------------------------------------------------------------------------------------------------------------------
               Printing & Publishing          50,000  PRIMEDIA Inc., Pfd.                           4,970,000     4,812,500     1.3
               --------------------------------------------------------------------------------------------------------------------
               Restaurants                    10,000  Wendy's Financing I, Conv. Pfd.                 522,375       520,000     0.1
               --------------------------------------------------------------------------------------------------------------------
               Retail                         20,500  Kmart Corporation, Conv. Pfd.                 1,067,230     1,187,719     0.3
               --------------------------------------------------------------------------------------------------------------------
               Special Services               10,000  Union Pacific Capital Trust, Conv. Pfd.         460,625       462,500     0.1
               --------------------------------------------------------------------------------------------------------------------
               Steel                          50,000  Worthington Industries, Inc., Conv. Pfd.
                                                        (Convertible in Rouge Industries, Inc.)       850,000       425,000     0.1
               --------------------------------------------------------------------------------------------------------------------
               Utilities                      13,880  Citizens Utilities Company (Class B)            130,117       112,775     0.0
                                              30,000  Citizens Utilities Company, Conv. Pfd.
                                                        (Class A)                                   1,284,300     1,278,750     0.4
                                                                                                 ------------  ------------   -----
                                                                                                    1,414,417     1,391,525     0.4
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Preferred Stocks,
                                                      Preferred Stocks, Common Stocks &
                                                      Warrants in the United States                16,954,214    12,942,637     3.4
===================================================================================================================================
                                                      Total Investments in North American
                                                      Securities                                  230,848,596   208,147,077    55.6
===================================================================================================================================

PACIFIC
BASIN                                    Face Amount            Fixed-Income Investments
===================================================================================================================================
China          Transportation        US$   6,620,000  Cathay International Ltd., 13% due
                                                        4/15/2008 (f)                               6,620,000     2,515,600     0.7
                                          10,000,000  GS Superhighway Holdings, 9.875% due
                                                        8/15/2004                                   9,262,500     4,800,000     1.3
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in China      15,882,500     7,315,600     2.0
===================================================================================================================================
Indonesia      Paper                       5,000,000  P.T. Indah Kiat International Finance,
                                                        12.50% due 6/15/2006                        5,025,000     3,250,000     0.9
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Indonesia                                   5,025,000     3,250,000     0.9
===================================================================================================================================
South Korea    Banking                     5,000,000  Korea Development Bank, 11.50% due
                                                        3/05/1999 (f)                               5,000,000     4,990,500     1.3
               --------------------------------------------------------------------------------------------------------------------
               Foreign Government          1,130,000  Republic of Korea, Global Bonds, 8.875%
               Obligations                              due 4/15/2008                               1,087,625     1,160,200     0.3
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in South
                                                        Korea                                       6,087,625     6,150,700     1.6
===================================================================================================================================
                                                      Total Investments in Pacific Basin
                                                        Securities                                 26,995,125    16,716,300     4.5
===================================================================================================================================
EUROPE
===================================================================================================================================
Luxembourg     Telecommunications         10,000,000  Millicom International Cellular S.A.,
                                                        11.834%* due 6/01/2006                      7,800,601     7,000,000     1.9
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in
                                                        Luxembourg                                  7,800,601     7,000,000     1.9
===================================================================================================================================
Netherlands    Financial Services          4,750,000  TPSA Finance BV, 7.75% due 12/10/2008         4,715,895     4,689,680     1.3
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the
                                                        Netherlands                                 4,715,895     4,689,680     1.3
===================================================================================================================================
Russia         Financial Services          2,500,000  Unexim International Finance B.V.,
                                                        9.875% due 8/01/2000 (d)                    2,514,750        50,000     0.0
               --------------------------------------------------------------------------------------------------------------------
               Foreign Government          4,854,119  VnesheconomBank-Government National Bank,
               Obligations                              Floating Rate, Interest Accrual Note,
                                                        6.625% due 12/15/2015 (a)(d)(f)             1,675,331       524,852     0.1
                                          36,780,000  VnesheconomBank-Government National Bank,
                                                        Floating Rate, Principal Loan,
                                                        6.625% due 12/15/2020 (a)(d)               21,535,462     2,206,800     0.6
                                                                                                 ------------  ------------   -----
                                                                                                   23,210,793     2,731,652     0.7
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Russia     25,725,543     2,781,652     0.7
===================================================================================================================================
United Kingdom Communications             10,000,000  TeleWest Communications PLC, 11%* due
                                                        10/01/2007                                  8,298,535     8,325,000     2.2
               --------------------------------------------------------------------------------------------------------------------
               Telecommunications          5,000,000  NTL Inc., 10% due 2/15/2007                   4,925,000     5,125,000     1.4
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the
                                                        United Kingdom                             13,223,535    13,450,000     3.6
===================================================================================================================================

                                                                  Convertible Bonds
===================================================================================================================================
Ireland        Dental Equipment &            500,000  Phoenix Shannon PLC, 9.50% due 11/01/2000
               Supplies                                 (f)(g)                                        196,779         5,000     0.0
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in Ireland              196,779         5,000     0.0
===================================================================================================================================
Switzerland    Pharmaceuticals             1,000,000  Swiss Life Finance Ltd., 2% due 5/20/2003
                                                        (Convertible in Glaxo Wellcome PLC)         1,063,750     1,132,500     0.3
               --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in Switzerland        1,063,750     1,132,500     0.3
===================================================================================================================================
                                                      Total Investments in European Securities     52,726,103    29,058,832     7.8
===================================================================================================================================


                                    12 & 13

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                            Percent
SHORT-TERM                                                                                                         Value     of Net
SECURITIES     Industries                Face Amount                      Issue                      Cost        (Note 1a)   Assets
===================================================================================================================================
               Commercial Paper**    US$  10,256,000  Block Financial Corp., 5.28% due 1/04/1999 $ 10,256,000  $ 10,256,000     2.7%
                                           1,693,000  General Motors Acceptance Corp., 5.13% due
                                                        1/04/1999                                   1,693,000     1,693,000     0.5
               Obligations**                                                                     ------------  ------------   -----
                                                                                                   11,949,000    11,949,000     3.2
               --------------------------------------------------------------------------------------------------------------------
               Foreign Government    RUB 130,313,057  Russian GKO, 34.41% due 4/15/1999 (c)(e)     17,806,157       779,384     0.2
               Obligations**                                                                     ------------  ------------   -----
                                                      Total Investments in Short-Term Securities   29,755,157    12,728,384     3.4
===================================================================================================================================
               Total Investments                                                                 $456,756,997   374,268,870   100.1
                                                                                                 ============
               Short Sales (Proceeds -- $208,261)***                                                               (173,576)   (0.1)

               Liabilities in Excess of Other Assets                                                                (31,783)   (0.0)
                                                                                                               ------------   -----
               Net Assets                                                                                      $374,063,511   100.0%
                                                                                                               ============   =====
===================================================================================================================================

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
** Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates reflect the discount rates paid at the time of purchase by the Fund.
***   Covered Short Sales entered into as of December 31, 1998 were as follows:

      ---------------------------------------------------------------------
                                                                  Value
      Shares                  Issue                             (Note 1i)
      ---------------------------------------------------------------------
      5,131        Continental Airlines, Inc.                 $   (171,889)
      4,500        Polyphase Corp.                                 (1,687)
      ---------------------------------------------------------------------
      Total (Proceeds -- $208,261)                            $   (173,576)
                                                              ============
      ---------------------------------------------------------------------

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)   Subject to principal paydowns.
(d) Due to uncertainty of financial and economic conditions in Russia, effective September 30, 1998, interest accrual was ceased.
(e) In August 1998, the Russian government announced the potential restructuring of its short-term debt. At the time, interest accruals ceased due to this uncertainty. Details of this restructuring are not complete.
(f) The security may be offered and sold to 'qualified institutional buyers' under Rule 144A of the Securities Act of 1933.
(g)   Non-income producing security.
(h) Restricted security as to resale. The value of the Fund's investments in restricted securities was $165,000, representing 0.04% of net assets.

      --------------------------------------------------------------------
                                   Acquisition                    Value
      Issue                           Date(s)        Cost       (Note 1a)
      --------------------------------------------------------------------
      Goldriver Hotel & Casino      5/01/1989-
        Corp., Liquidating Trust    10/07/1993   $    75,000   $        --
      Polyphase Corp., 12%
        due 7/01/1999                7/05/1994       600,000       165,000
      Tucson Electric &
        Power Co., 10.732%          8/03/1993-
        due 1/01/2013               10/11/1996     9,607,625    11,990,200
      --------------------------------------------------------------------
      Total                                      $10,282,625   $12,155,200
                                                 ===========   ===========
      --------------------------------------------------------------------

(i) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Portfolio through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

               As of December 31, 1998
==================================================================================================================================
Assets:        Investments, at value (identified cost --  $456,756,997) (Note 1a) ................                   $ 374,268,870
               Cash ..............................................................................                       1,913,134
               Foreign cash (Note 1d) ............................................................                             628
               Receivables:
                 Interest ........................................................................   $   8,778,303
                 Capital shares sold .............................................................         139,416
                 Dividends .......................................................................         134,375       9,052,094
                                                                                                     -------------
               Prepaid registration fees and other assets (Note 1g) ..............................                         149,607
                                                                                                                     -------------
               Total assets ......................................................................                     385,384,333
                                                                                                                     -------------
==================================================================================================================================
Liabilities:   Common stocks sold short, at market value (proceeds --  $208,261) (Note 1i) .......                         173,576
               Payables:
                 Securities purchased ............................................................       5,000,000
                 Capital shares redeemed .........................................................       2,650,971
                 Dividends to shareholders (Note 1h) .............................................       2,263,581
                 Short sales (Note 1i) ...........................................................         456,922
                 Investment adviser (Note 2) .....................................................         214,745
                                                                                                     -------------
                 Distributor (Note 2) ............................................................         208,221      10,794,440
               Accrued expenses and other liabilities ............................................                         352,806
                                                                                                                     -------------
               Total liabilities .................................................................                      11,320,822
                                                                                                                     -------------
==================================================================================================================================
Net Assets:    Net assets ........................................................................                   $ 374,063,511
                                                                                                                     =============
==================================================================================================================================
Net Assets     Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                   $   1,279,938
Consist of:    Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                       4,615,966
               Class C Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                          71,333
               Class D Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                         132,820
               Paid-in capital in excess of par ..................................................                     608,848,006
               Accumulated realized capital losses on investments and foreign currency
               transactions -- net (Note 5) ......................................................                    (158,431,158)
               Unrealized depreciation on investments and foreign currency transactions -- net ...                     (82,453,394)
                                                                                                                     -------------
               Net assets ........................................................................                   $ 374,063,511
                                                                                                                     =============
==================================================================================================================================
Net Asset      Class A -- Based on net assets of $78,527,588 and 12,799,376 shares outstanding ...                   $        6.14
Value:                                                                                                               =============
               Class B -- Based on net assets of $283,017,682 and 46,159,659 shares outstanding ..                   $        6.13
                                                                                                                     =============
               Class C -- Based on net assets of $4,370,363 and 713,325 shares outstanding .......                   $        6.13
                                                                                                                     =============
               Class D -- Based on net assets of $8,147,878 and 1,328,204 shares outstanding .....                   $        6.13
                                                                                                                     =============
==================================================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
==================================================================================================================================
Investment            Interest and discount earned (net of $187,152 foreign withholding tax) ..                     $   60,851,104
Income                Dividends ...............................................................                          1,497,891
(Notes 1e & 1f):                                                                                                    --------------
                      Total income ............................................................                         62,348,995
                                                                                                                    --------------
==================================================================================================================================
Expenses:             Investment advisory fees (Note 2) .......................................   $    3,683,766
                      Account maintenance and distribution fees -- Class B (Note 2) ...........        3,508,375
                      Transfer agent fees -- Class B (Note 2) .................................          642,347
                      Transfer agent fees -- Class A (Note 2) .................................          143,397
                      Accounting services (Note 2) ............................................          142,069
                      Professional fees .......................................................          132,613
                      Printing and shareholder reports ........................................          120,239
                      Custodian fees ..........................................................           74,018
                      Account maintenance and distribution fees -- Class C (Note 2) ...........           70,640
                      Registration fees (Note 1g) .............................................           56,099
                      Directors' fees and expenses ............................................           45,795
                      Account maintenance fees -- Class D (Note 2) ............................           30,998
                      Transfer agent fees -- Class D (Note 2) .................................           14,224
                      Transfer agent fees -- Class C (Note 2) .................................           12,309
                      Pricing fees ............................................................            7,125
                      Dividends on short sales (Note 1i) ......................................            6,105
                      Other ...................................................................           26,850
                                                                                                  --------------
                      Total expenses ..........................................................                          8,716,969
                                                                                                                    --------------
                      Investment income -- net ................................................                         53,632,026
                                                                                                                    --------------
==================================================================================================================================
Realized &            Realized loss from:
Unrealized Loss on      Investments -- net ....................................................     (111,658,085)
Investments &           Foreign currency transactions -- net ..................................       (2,773,654)     (114,431,739)
Foreign Currency                                                                                  --------------
Transactions -- Net   Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d,          Investments -- net ....................................................      (93,499,559)
1f & 3):                Foreign currency transactions -- net ..................................          (71,735)      (93,571,294)
                                                                                                  --------------    --------------
                      Net realized and unrealized loss on investments and foreign currency
                      transactions ............................................................                       (208,003,033)
                                                                                                                    --------------
                      Net Decrease in Net Assets Resulting from Operations ....................                     $ (154,371,007)
                                                                                                                    ==============
==================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                             December 31,
                                                                                                  --------------------------------
                      Increase (Decrease) in Net Assets:                                               1998              1997
==================================================================================================================================
Operations:           Investment income -- net ................................................   $   53,632,026    $   66,437,399
                      Realized loss on investments and foreign currency transactions -- net ...     (114,431,739)       (6,800,453)
                      Change in unrealized appreciation/depreciation on investments and
                      foreign currency transactions -- net ....................................      (93,571,294)       (9,506,918)
                                                                                                  --------------    --------------
                      Net increase (decrease) in net assets resulting from operations .........     (154,371,007)       50,130,028
                                                                                                  --------------    --------------
==================================================================================================================================
Dividends to          Investment income -- net:
Shareholders            Class A ...............................................................      (11,149,847)      (12,612,653)
(Note 1h):              Class B ...............................................................      (38,200,363)      (49,068,797)
                        Class C ...............................................................         (718,374)         (685,580)
                        Class D ...............................................................       (1,077,875)         (991,622)
                      Return of capital:
                        Class A ...............................................................         (541,850)         (612,879)
                        Class B ...............................................................       (1,856,425)       (2,384,369)
                        Class C ...............................................................          (34,910)          (33,314)
                        Class D ...............................................................          (52,382)          (48,185)
                                                                                                  --------------    --------------
                      Net decrease in net assets resulting from dividends to shareholders .....      (53,632,026)      (66,437,399)
                                                                                                  --------------    --------------
==================================================================================================================================
Capital Share         Net decrease in net assets derived from capital share transactions ......     (247,332,328)     (379,207,926)
Transactions                                                                                      --------------    --------------
(Note 4):
==================================================================================================================================
Net Assets:           Total decrease in net assets ............................................     (455,335,361)     (395,515,297)
                      Beginning of year .......................................................      829,398,872     1,224,914,169
                                                                                                  --------------    --------------
                      End of year .............................................................   $  374,063,511    $  829,398,872
                                                                                                  ==============    ==============
==================================================================================================================================

      See Notes to Financial Statements.


                                     16 & 17

                        Merrill Lynch World Income Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS

                                                                                           Class A
                    The following per share data and ratios    -----------------------------------------------------------------
                    have been derived from information                               For the Year Ended
                    provided in the financial statements.                                December 31,
                                                               -----------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:       1998         1997         1996         1995           1994++
================================================================================================================================
Per Share           Net asset value, beginning of year ......  $    8.83    $    8.94    $    8.69    $      8.20    $      9.28
Operating                                                      ---------    ---------    ---------    -----------    -----------
Performance:        Investment income -- net ................        .71          .64          .67            .72            .72
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions -- net .....................      (2.69)        (.11)         .25            .49          (1.09)
                                                               ---------    ---------    ---------    -----------    -----------
                    Total from investment operations ........      (1.98)         .53          .92           1.21           (.37)
                                                               ---------    ---------    ---------    -----------    -----------
                    Less dividends:
                      Investment income -- net ..............       (.68)        (.61)        (.67)          (.56)          (.45)
                      Return of capital -- net ..............       (.03)        (.03)          --           (.16)          (.26)
                                                               ---------    ---------    ---------    -----------    -----------
                    Total dividends .........................       (.71)        (.64)        (.67)          (.72)          (.71)
                                                               ---------    ---------    ---------    -----------    -----------
                    Net asset value, end of year ............  $    6.14    $    8.83    $    8.94    $      8.69    $      8.20
                                                               =========    =========    =========    ===========    ===========
================================================================================================================================
Total Investment    Based on net asset value per share ......     (23.43%)       6.15%       11.09%         15.35%         (4.05%)
Return:**                                                      =========    =========    =========    ===========    ===========
================================================================================================================================
Ratios to Average   Expenses ................................        .81%         .76%         .75%           .80%           .77%
Net Assets:                                                    =========    =========    =========    ===========    ===========
                    Investment income -- net ................       9.36%        7.21%        7.71%          8.54%          8.17%
                                                               =========    =========    =========    ===========    ===========
================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ..  $  78,528    $ 161,347    $ 212,085    $   260,806    $   311,181
Data:                                                          =========    =========    =========    ===========    ===========
                    Portfolio turnover ......................     148.67%      217.60%      208.53%        116.00%        115.95%
                                                               =========    =========    =========    ===========    ===========
================================================================================================================================

                                                                                           Class B
                    The following per share data and ratios    -----------------------------------------------------------------
                    have been derived from information                               For the Year Ended
                    provided in the financial statements.                                December 31,
                                                               -----------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:       1998         1997         1996         1995           1994++
================================================================================================================================
Per Share           Net asset value, beginning of year ......  $    8.83    $    8.94    $    8.69    $      8.19    $      9.28
Operating                                                      ---------    ---------    ---------    -----------    -----------
Performance:        Investment income -- net ................        .65          .57          .61            .65            .65
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions -- net .....................      (2.70)        (.11)         .25            .50          (1.10)
                                                               ---------    ---------    ---------    -----------    -----------
                    Total from investment operations ........      (2.05)         .46          .86           1.15           (.45)
                                                               ---------    ---------    ---------    -----------    -----------
                    Less dividends:
                      Investment income -- net ..............       (.62)        (.54)        (.61)          (.51)          (.40)
                      Return of capital -- net ..............       (.03)        (.03)          --           (.14)          (.24)
                                                               ---------    ---------    ---------    -----------    -----------
                    Total dividends .........................       (.65)        (.57)        (.61)          (.65)          (.64)
                                                               ---------    ---------    ---------    -----------    -----------
                    Net asset value, end of year ............  $    6.13    $    8.83    $    8.94    $      8.69    $      8.19
                                                               =========    =========    =========    ===========    ===========
================================================================================================================================
Total Investment    Based on net asset value per share ......     (24.15%)       5.34%       10.25%         14.61%         (4.90%)
Return:**                                                      =========    =========    =========    ===========    ===========
================================================================================================================================
Ratios to Average   Expenses ................................       1.59%        1.53%        1.52%          1.56%          1.54%
Net Assets:                                                    =========    =========    =========    ===========    ===========
                    Investment income -- net ................       8.56%        6.43%        6.94%          7.77%          7.41%
                                                               =========    =========    =========    ===========    ===========
================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ..  $ 283,018    $ 641,242    $ 988,209    $ 1,241,896    $ 1,490,507
Data:                                                          =========    =========    =========    ===========    ===========
                    Portfolio turnover ......................     148.67%      217.60%      208.53%        116.00%        115.95%
                                                               =========    =========    =========    ===========    ===========
================================================================================================================================

                                                                                             Class C
                                                               ----------------------------------------------------------------
                                                                                                                       For the
                    The following per share data and ratios                                                            Period
                    have been derived from information                        For the Year Ended                       Oct. 21,
                    provided in the financial statements.                        December 31,                          1994+ to
                                                               --------------------------------------------------      Dec. 31,
                    Increase (Decrease) in Net Asset Value:       1998         1997         1996         1995          1994++
===============================================================================================================================
Per Share           Net asset value, beginning of period ..... $    8.82    $    8.93    $    8.68    $      8.19   $      8.42
Operating                                                      ---------    ---------    ---------    -----------   -----------
Performance:        Investment income -- net .................       .65          .56          .60            .64           .10
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions -- net ......................     (2.69)        (.11)         .25            .49          (.20)
                                                               ---------    ---------    ---------    -----------   -----------
                    Total from investment operations .........     (2.04)         .45          .85           1.13          (.10)
                                                               ---------    ---------    ---------    -----------   -----------
                    Less dividends:
                      Investment income -- net ...............      (.62)        (.53)        (.60)          (.50)         (.08)
                      Return of capital -- net ...............      (.03)        (.03)          --           (.14)         (.05)
                                                               ---------    ---------    ---------    -----------   -----------
                    Total dividends ..........................      (.65)        (.56)        (.60)          (.64)         (.13)
                                                               ---------    ---------    ---------    -----------   -----------
                    Net asset value, end of period ........... $    6.13    $    8.82    $    8.93    $      8.68   $      8.19
                                                               =========    =========    =========    ===========   ===========
===============================================================================================================================
Total Investment    Based on net asset value per share .......    (24.11%)       5.28%       10.19%         14.38%        (1.20%)+++
Return:**                                                      =========    =========    =========    ===========   ===========
===============================================================================================================================
Ratios to Average   Expenses .................................      1.64%        1.58%        1.56%          1.65%         1.64%*
Net Assets:                                                    =========    =========    =========    ===========   ===========
                    Investment income -- net .................      8.53%        6.41%        6.85%          7.65%         8.00%*
                                                               =========    =========    =========    ===========   ===========
===============================================================================================================================
Supplemental        Net assets, end of period (in thousands).. $   4,370    $  11,738    $  10,251    $     5,406   $     1,204
Data:                                                          =========    =========    =========    ===========   ===========
                    Portfolio turnover .......................    148.67%      217.60%      208.53%        116.00%       115.95%
                                                               =========    =========    =========    ===========   ===========
===============================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.

See Notes to Financial Statements.


                                     18 & 19

                      Merrill Lynch World Income Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                             Class D
                                                               ----------------------------------------------------------------
                                                                                                                       For the
                    The following per share data and ratios                                                            Period
                    have been derived from information                        For the Year Ended                       Oct. 21,
                    provided in the financial statements.                        December 31,                          1994+ to
                                                               --------------------------------------------------      Dec. 31,
                    Increase (Decrease) in Net Asset Value:       1998         1997         1996         1995          1994++
===============================================================================================================================
Per Share           Net asset value, beginning of period ....  $    8.83    $    8.94    $    8.69    $      8.20   $      8.43
Operating                                                      ---------    ---------    ---------    -----------   -----------
Performance:        Investment income -- net ................        .69          .61          .65            .70           .11
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions -- net .....................      (2.70)        (.11)         .25            .49          (.20)
                                                               ---------    ---------    ---------    -----------   -----------
                    Total from investment operations ........      (2.01)         .50          .90           1.19          (.09)
                                                               ---------    ---------    ---------    -----------   -----------
                    Less dividends:
                      Investment income -- net ..............       (.66)        (.58)        (.65)          (.55)         (.09)
                      Return of capital .....................       (.03)        (.03)          --           (.15)         (.05)
                                                               ---------    ---------    ---------    -----------   -----------
                    Total dividends .........................       (.69)        (.61)        (.65)          (.70)         (.14)
                                                               ---------    ---------    ---------    -----------   -----------
                    Net asset value, end of period ..........  $    6.13    $    8.83    $    8.94    $      8.69   $      8.20
                                                               =========    =========    =========    ===========   ===========
===============================================================================================================================
Total Investment    Based on net asset value per share ......     (23.75%)       5.88%       10.82%         15.06%        (1.09%)+++
Return:**                                                      =========    =========    =========    ===========   ===========
===============================================================================================================================
Ratios to Average   Expenses ................................       1.06%        1.01%         .99%          1.04%         1.04%*
Net Assets:                                                    =========    =========    =========    ===========   ===========
                    Investment income -- net ................       9.12%        6.97%        7.42%          8.23%         8.60%*
                                                               =========    =========    =========    ===========   ===========
===============================================================================================================================
Supplemental        Net assets, end of period (in thousands)   $   8,148    $  15,072    $  14,369    $     6,320   $     1,410
Data:                                                          =========    =========    =========    ===========   ===========
                    Portfolio turnover ......................     148.67%      217.60%      208.53%        116.00%       115.95%
                                                               =========    =========    =========    ===========   ===========
===============================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                    20 & 21

                      Merrill Lynch World Income Fund, Inc., December 31, 1998 specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund during the years ended December 31, 1998 and December 31, 1997 are characterized as a return of capital.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,485,567 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ................................            0.25%               0.50%
Class C ................................            0.25%               0.55%
Class D ................................            0.25%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                   MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ................................          $1,707              $13,798
Class D ................................          $2,238              $21,522
--------------------------------------------------------------------------------

For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $507,394 and $3,091 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $4,395 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $553 in commissions on the execution of portfolio security transactions for the year ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


                                    22 & 23

                      Merrill Lynch World Income Fund, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Certain officers and/or directors of the Fund are officers and/or directors of PFD, FAM, PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $823,291,683 and $1,002,336,091, respectively.

Net realized gains (losses) for the year December 31, 1998 and unrealized gains (losses) as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Investments:
  Long-term ..........................      $ (109,481,456)      $  (82,488,127)
  Short-term .........................             (91,994)                  --
  Short sales ........................          (1,109,554)              34,685
  Options purchased ..................             (84,375)                  --
  Options written ....................             140,125                   --
  Financial futures contracts ........          (1,030,831)                  --
                                            --------------       --------------
Total investments ....................      $ (111,658,085)      $  (82,453,442)
                                            --------------       --------------
Currency transactions:
  Options written ....................             142,076                   --
  Foreign currency transactions ......          (3,302,358)                  48
  Forward foreign
    exchange contracts ...............             386,628                   --
                                            --------------       --------------
Total currency transactions ..........          (2,773,654)                  48
                                            --------------       --------------
Total ................................      $ (114,431,739)      $  (82,453,394)
                                            ==============       ==============
--------------------------------------------------------------------------------

Transactions in call options written for the year ended December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                              Nominal Value
                                                Covered by           Premiums
Call Options Written                         Written Options         Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ..................          28,000,000       $      136,920
Options written ......................          40,900,000              147,565
Options exercised ....................          (3,000,000)              (3,300)
Options expired ......................         (65,900,000)            (281,185)
                                            --------------       --------------
Outstanding call options written,
  end of year ........................                  --       $           --
                                            ==============       ==============
--------------------------------------------------------------------------------

Transactions in put options written for the year ended December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                              Nominal Value
                                                Covered by           Premiums
Put Options Written                          Written Options         Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ..................                  --       $           --
Options written ......................          63,000,000               58,620
Options exercised ....................         (12,000,000)             (12,000)
Options expired ......................         (51,000,000)             (46,620)
                                            --------------       --------------
Outstanding put options written,
  end of year ........................                  --       $           --
                                            ==============       ==============
--------------------------------------------------------------------------------

As of December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $86,928,520, of which $8,946,559 related to appreciated securities and $95,875,079 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $461,197,390.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $247,332,328 and $379,207,926 for the years ended December 31, 1998 and December 31, 1997, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 1998                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................             658,427       $    5,073,461
Shares issued to shareholders
in reinvestment of dividends .........             537,929            4,232,303
                                            --------------       --------------
Total issued .........................           1,196,356            9,305,764
Shares redeemed ......................          (6,663,859)         (49,352,504)
                                            --------------       --------------
Net decrease .........................          (5,467,503)      $  (40,046,740)
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 1997                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................           1,471,571       $   13,032,610
Shares issued to shareholders
in reinvestment of dividends .........             490,171            4,320,941
                                            --------------       --------------
Total issued .........................           1,961,742           17,353,551
Shares redeemed ......................          (7,405,822)         (65,315,197)
                                            --------------       --------------
Net decrease .........................          (5,444,080)      $  (47,961,646)
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 1998                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................           3,319,965       $   25,131,106
Shares issued to shareholders
in reinvestment of dividends .........           2,268,590           17,966,966
                                            --------------       --------------
Total issued .........................           5,588,555           43,098,072
Automatic conversion of shares .......            (139,633)          (1,135,306)
Shares redeemed ......................         (31,933,817)        (242,493,230)
                                            --------------       --------------
Net decrease .........................         (26,484,895)      $ (200,530,464)
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 1997                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................           4,411,827       $   38,945,000
Shares issued to shareholders
in reinvestment of dividends .........           2,511,110           22,118,936
                                            --------------       --------------
Total issued .........................           6,922,937           61,063,936
Automatic conversion of shares .......            (394,158)          (3,459,877)
Shares redeemed ......................         (44,433,465)        (391,363,688)
                                            --------------       --------------
Net decrease .........................         (37,904,686)      $ (333,759,629)
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended December 31, 1998                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................             334,228       $    2,657,390
Shares issued to shareholders
in reinvestment of dividends .........              58,648              461,639
                                            --------------       --------------
Total issued .........................             392,876            3,119,029
Shares redeemed ......................          (1,010,314)          (7,335,844)
                                            --------------       --------------
Net decrease .........................            (617,438)      $   (4,216,815)
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended December 31, 1997                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................             667,088       $    5,892,830
Shares issued to shareholders
in reinvestment of dividends .........              45,030              396,332
                                            --------------       --------------
Total issued .........................             712,118            6,289,162
Shares redeemed ......................            (529,077)          (4,662,828)
                                            --------------       --------------
Net increase .........................             183,041       $    1,626,334
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended December 31, 1998                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................           1,423,304       $   11,887,210
Automatic conversion of shares .......             139,526            1,135,306
Shares issued to shareholders
in reinvestment of dividends .........              78,047              616,623
                                            --------------       --------------
Total issued .........................           1,640,877           13,639,139
Shares redeemed ......................          (2,019,085)         (16,177,448)
                                            --------------       --------------
Net decrease .........................            (378,208)      $   (2,538,309)
                                            ==============       ==============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended December 31, 1997                         Shares                Amount
--------------------------------------------------------------------------------
Shares sold ..........................             290,672       $    2,569,167
Automatic conversion of shares .......             393,764            3,459,877
Shares issued to shareholders
in reinvestment of dividends .........              63,282              557,815
                                            --------------       --------------
Total issued .........................             747,718            6,586,859
Shares redeemed ......................            (647,898)          (5,699,844)
                                            --------------       --------------
Net increase .........................              99,820       $      887,015
                                            ==============       ==============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $99,260,000, of which $12,482,000 expires in 2002, $25,743,000 expires in 2003 and $61,035,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


                                    24 & 25

                      Merrill Lynch World Income Fund, Inc., December 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 1999

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10788--12/98

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